SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2006

HIGHWOODS PROPERTIES, INC.

(Exact name of registrant specified in its charter)

Maryland	1-13100	56-1871668
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HIGHWOODS REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

North Carolina	000-21731	56-1869557
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Smoketree Court, Suite 600

Raleigh, North Carolina 27604

(Address of principal executive offices, zip code)

Registrants’ telephone number, including area code: (919) 872-4924

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 17, 2006, the Audit Committee of Highwoods Properties, Inc. (the “Company”) dismissed Ernst & Young LLP as independent registered public accounting firm for the Company and Highwoods Realty Limited Partnership (the “Operating Partnership”). Ernst & Young LLP had served as our independent auditor since the Company’s initial public offering in 1994.

On February 23, 2006, the Audit Committee engaged Deloitte & Touche LLP as independent registered public accounting firm to audit the consolidated financial statements of the Company and the Operating Partnership commencing with the 2005 fiscal year. During our two most recent fiscal years and the subsequent interim period preceding our engagement of Deloitte & Touche LLP, neither we nor anyone on our behalf consulted with Deloitte & Touche LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a) of Regulation S-K.

The Company’s 2004 Annual Report on Form 10-K was filed on December 22, 2005 and the Operating Partnership’s 2004 Annual Report on Form 10-K was filed on February 17, 2006. The reports of Ernst & Young LLP on the consolidated financial statements of each of the Company and the Operating Partnership for the years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle, except that, as reported in Item 9A of the Company’s 2004 Annual Report on Form 10-K, Ernst & Young LLP concurred with management’s assessment that the Company’s internal control over financial reporting was not effective as of December 31, 2004 due to material weaknesses that existed as of such date in: (1) our accounting processes for capitalizing interest and carrying costs during lease-up and internal leasing, development and construction costs; (2) our fixed asset and lease incentive accounting processes; and (3) our financial statement close process related to our use of and dependence upon manually prepared spreadsheets in accumulating and consolidating restatement adjustments recorded in connection with our historical financial statements. The first two material weaknesses resulted in adjustments which primarily affected interest expense, capitalized interest and other costs, depreciation expense, gains from sales of real estate assets and other income, which required us to restate our financial statements for the years ended December 31, 2002 and 2003 and the first three quarters of 2004 as more fully described in Notes 19 and 20 to the consolidated financial statements contained in the Company’s 2004 Annual Report on Form 10-K and the Operating Partnership’s 2004 Annual Report on Form 10-K. Adjustments were also recorded in the fourth quarter of 2004. The first two material weaknesses also affected the accounts of all joint ventures for which we are primarily responsible for the preparation of financial statements, which in turn affected the equity in earnings of unconsolidated affiliates in such consolidated financial statements.

There were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused such firm to make reference thereto in connection with its reports during our two most recent fiscal years and the subsequent interim period preceding our dismissal of Ernst & Young LLP.

We have provided Ernst & Young LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Ernst & Young LLP to furnish a letter addressed to the SEC stating whether or not it agrees with the statements made about such firm in this Form 8-K. A copy of such a letter from Ernst & Young LLP has been filed as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

No.	Description
16	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.

By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President and Chief Financial Officer

HIGHWOODS REALTY LIMITED PARTNERSHIP

By:	Highwoods Properties, Inc., its general partner

By:	/s/ Terry L. Stevens
Terry L. Stevens
Vice President and Chief Financial Officer

Dated: February 24, 2006